UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 26, 2015

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and together the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 26, 2015 at 11:00 a.m. Eastern Daylight Time.

The Meeting is to be held for the following purposes:

1. To elect trustees in the following manner:

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote

Proposal 1(a)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, and IIM	James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields, and Martin L. Flanagan	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, and IIM	David C. Arch	Preferred Shareholders, voting separately

Proposal 1(c)	VBF, VLT, OIA	James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan	Common Shareholders

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified.

2. For the Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, and Invesco Quality Municipal Income Trust, to eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the respective registration statements.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund on June 30, 2015 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT AND FOR THE ELIMINATION OF THE FUNDAMENTAL RESTRICTION IN EACH OF THE LISTED FUNDS.

By order of the Board of Trustees,

Senior Vice President, Chief Legal Officer and Secretary

July    , 2015

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID

ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

CE- PROXY-1

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held August 26, 2015

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board”) of each fund listed above (the “Funds”). The proxies are to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 26, 2015, at 11:00 a.m. Eastern Daylight Time. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about July 8, 2015.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed June 30, 2015 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). The NYSE ticker symbol of each Fund and the amount of Common Shares and Preferred Shares outstanding as of the Record Date are shown in Annex A to this Joint Proxy Statement. Each of the Funds is a closed-end fund organized as a Delaware statutory trust.

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-341-2929, Option 1 or online at www/invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the Proxy Cards (together, the “Proxy Materials”) are available at www.proxy-direct.com/INV-26688. The Proxy Materials will be available on the internet through the day of the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, or by writing to the Secretary of the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-209-2450.

The Proposals

The following summarizes the proposals that will be presented at the Meeting and that the shareholders are entitled to vote upon (collectively, “Proposals”). The Board unanimously approved the Proposals and has determined that the Proposals are in the best interests of your Fund.

Proposal: Election of Trustees

The following table summarizes the proposals concerning trustee elections to be presented at the Meeting and the shareholders entitled to vote (the “Election Proposal”).

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote

Proposal 1(a)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, and IIM	James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields, and Martin L. Flanagan	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VGM, VTA, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, and IIM	David C. Arch	Preferred Shareholders, voting separately

Proposal 1(c)	VBF, VLT, OIA	James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan	Common Shareholders

Proposal: Fundamental Restriction

In addition, shareholders of the Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, and Invesco Quality Municipal Income Trust are being asked to approve the elimination of the fundamental restriction in each Fund prohibiting the investment in investment companies. More specifically,

•	the shareholders of the Invesco Bond Fund are being asked to eliminate the fundamental restriction that states the Fund may not “[i]nvest in securities of any other investment company or investment trust;”

•	the shareholders of the Invesco Municipal Income Opportunities Trust are being asked to eliminate the fundamental restriction that states that the Fund may not “[p]urchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;” and

•	the shareholders of the Invesco Quality Municipal Income Trust are being asked to eliminate the fundamental restriction that states that the Fund may not “[p]urchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commissions, is involved and only if immediately thereafter not more than (i) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company and (ii) 10% of the Fund’s total assets would be invested in such securities”

(“Fundamental Restriction Proposal”). The elimination of the fundamental restriction will provide additional diversified investment opportunities to meet investment objectives and create certain operational efficiencies. It is not anticipated that the Fundamental Restriction Proposal will materially change the manner in which the Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, and Invesco Quality Municipal Income Trust currently are managed and operated, or the material risks currently associated with investing in the Funds. The Board of each such Fund approved the Fundamental Restriction Proposal and recommended your affirmative vote.

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to each Proposal for which they are entitled to vote, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal. The voting requirement for each Proposal is described below. A majority of the outstanding Shares of a Fund entitled to vote at the Meeting must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name”, you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929, Option 2 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposals that will, or is proposed to be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Required Vote

With respect to Proposal 1(a), holders of Common Shares and holders of Preferred Shares of each applicable Fund will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b), holders of Preferred Shares will vote as a separate class for the respective Nominees. The affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of Preferred Shares of such Fund, voting as a separate class.

With respect to Proposal 1(c), holders of Common Shares will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares.

With respect to Proposal 2, holders of Common Shares and holders of Preferred Shares will vote together as a single class. The affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares is required to eliminate the Fundamental Restriction for a Fund.

A quorum, which is required for each Fund, is a majority of the outstanding Shares of a Fund, present in person or by proxy, entitled to vote at the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each Proposal as to which they are entitled to be voted. Proxies marked “WITHHOLD” will not be voted “FOR” each Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “against.”

An unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will not count as votes in favor of the Proposal, but will be deemed to be present at the Meeting for purposes of determining a quorum. Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

With respect to the Election Proposal, under the rules of the NYSE, brokers may vote in their discretion on the election of trustees of a closed-end fund. As a result, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by their brokers in favor of the Election Proposal. Abstentions will have the same effect as a vote against a Trustee Nominee. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.

With respect to the Fundamental Restriction Proposal, abstentions and broker non-votes will have the same effect as a vote against. Abstentions and broker non-votes will be deemed present for quorum purposes.

We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the respective Fund, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting.

Adjourning the Meeting

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve any Proposal described in the original notice of the Meeting is not obtained, then the affirmative vote of a majority of Shares present in person or by proxy and entitled to vote at the meeting (even though not constituting a quorum), or the Chairman of the Board in her or her discretion, will have the power to adjourn the Meeting without notice other than announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the meeting, or the Chairman of the Board may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant, including, without limitation, by voting proxies for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES IN THE ELECTION PROPOSAL AND FOR THE FUNDAMENTAL RESTRICTION PROPOSAL.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc, and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund. VVR has also entered into an additional administration agreement with the Adviser. Each Fund has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111. The transfer agent for each Fund is Computershare Trust Company, N.A. located at P.O. Box 43078, Providence, Rhode Island 02940-3078.

THE PROPOSALS:

ELECTION OF TRUSTEES PROPOSAL

With respect to each of Invesco Bond Fund, Invesco High Income Trust II and Invesco Municipal Income Opportunities Trust, holders of Common Shares will vote with respect to the election of James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan.

With respect to each of Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust, holders of Preferred Shares, voting as a separate class, will vote with respect to the election of David C. Arch. Holders of Common Shares and holders of Preferred Shares of each of these Funds will vote together with respect to James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields and Martin L. Flanagan.

All Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

If elected, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2018 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. Each Fund’s Declaration of Trust provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust and each Fund’s Bylaws.

In the case of any vacancy on the Board, each Fund’s Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement to serve for the remainder of the term or reduce the size of the Board. In the case of a vacancy of a Preferred Shares Trustee, the remaining Trustees may designate a Trustee to serve as a “Preferred Shares Trustee” for the remainder of the term.

With the exception of the Preferred Shares Trustee, the class of Trustees up for election in any given year is the same for each Fund. The following table indicates the Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Larry Soll	Bruce L. Crockett
Hugo F. Sonnenschein[4]	Philip A. Taylor	Rodney F. Dammeyer[4]
Raymond Stickel, Jr.	Suzanne H. Woolsey	Jack M. Fields
Martin L. Flanagan

[1]	Serving until the 2016 Annual Meeting or until their successors have been duly elected and qualified.
[2]	Serving until the 2017 Annual Meeting or until their successors have been duly elected and qualified.
[3]	Currently up for election at the Meeting.
[4]	Scheduled to retire December 31, 2015.

Although each Fund votes on the same Trustees at the same time, the classification by which each Fund refers to such class is different.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee and Nominee that is proposed to serve on the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The Board will be composed of thirteen Trustees, including eleven Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised primarily by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 144 funds in the Invesco Fund Complex.

The mailing address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Interested Trustees

Name. Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During the Past 5 Years
Martin L. Flanagan(1) — 1960 Trustee	†

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc.

			144	None

Name. Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During the Past 5 Years
(global investment management organization)

Philip A. Taylor(2) — 1954 Trustee, President and Principal Executive Officer	†

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd./Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	†	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)

Name. Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During the Past 5 Years
		(international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute

David C. Arch — 1945 Trustee	†	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital

James T. Bunch — 1942 Trustee	†	Managing Member, Grumman Hill Group LLC (family office/ private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	†

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds Complex

			144	Director of Quidel Corporation and Stericycle, Inc.

Albert R. Dowden — 1941 Trustee	†

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management), Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/Homeowners of America Insurance Company, the Boss Group

Jack M. Fields — 1952 Trustee	†	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (nonprofit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)

Name. Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During the Past 5 Years
Prema Mathai-Davis — 1950 Trustee	†	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None

Larry Soll — 1942 Trustee	†	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None

Hugo F. Sonnenschein — 1940 Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago; Prior to 2000, President of the University of Chicago.	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society; and Fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	†	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	†	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute

(1)	Mr. Flanagan is considered an interested person of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.
(2)	Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the Adviser and a director of the principal underwriter of the Funds.
†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

	Flanangan	Taylor	Crockett	Arch	Bunch	Dammeyer	Dowden	Fields	Mathai-Davis	Stickel	Soll	Sonnenschein	Woolsey
VKI	2014	2014	2014	1993	2014	2014	2014	2014	2014	2014	2014	1994	2003
VBF	2014	2014	2014	1997	2014	2014	2014	2014	2014	2014	2014	1997	2003
VCV	2014	2014	2014	1993	2014	2014	2014	2014	2014	2014	2014	1994	2003
VTA	2014	2014	2014	2007	2014	2014	2014	2014	2014	2014	2014	2007	2007
VLT	2014	2014	2014	1989	2014	2014	2014	2014	2014	2014	2014	1994	2003
OIA	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2014
VMO	2014	2014	2014	1992	2014	2014	2014	2014	2014	2014	2014	1994	2003
VKQ	2014	2014	2014	1991	2014	2014	2014	2014	2014	2014	2014	1994	2003
VPV	2014	2014	2014	1993	2014	2014	2014	2014	2014	2014	2014	1994	2003
IQI	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2014
VVR	2014	2014	2014	1998	2014	2014	2014	2014	2014	2014	2014	1998	2006
VGM	2014	2014	2014	1991	2014	2014	2014	2014	2014	2014	2014	1994	2003
VTN	2014	2014	2014	1992	2014	2014	2014	2014	2014	2014	2014	1994	2003
IIM	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2010	2014

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met eight times during the twelve months ended February 28, 2015 and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board, generally. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Qualifications and Experience

Interested Trustees.

Martin L. Flanagan, Trustee. Mr. Flanagan has been a member of the Board of Trustees of the other Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee. Mr. Taylor has been a member of the Board of Trustees of the other Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustees.

Bruce L. Crockett, Trustee and Chair. Mr. Crockett has been a member of the Board of Trustees of the other Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Globe Specialty Metals, Inc. (metallurgical company) and he is a life trustee of the University of Rochester Board of Directors.

The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee. Mr. Arch has been a member of the Board of Trustees of the other Invesco Funds since 2010. Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association, the Board of Visitors, Institute for the Humanities, University of Michigan and the Audit Committee of Edward — Elmhurst Hospital. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

James T. Bunch, Trustee. Mr. Bunch has been a member of the Board of Trustees of the other Invesco Funds since 2000. From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is an investment bank registered with the Financial Industry Regulatory Authority Inc. (“FINRA”) specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (“NASD”) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Rodney F. Dammeyer, Trustee. Mr. Dammeyer has been a member of the Board of Trustees of the other Invesco Funds since 2010. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the predecessor Van Kampen Funds complex. Mr. Dammeyer is Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was chief executive officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of directors’ nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Association.

The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.

Albert R. Dowden, Trustee. Mr. Dowden has been a member of the Board of Trustees of the other Invesco Funds since 2000. Mr. Dowden retired at the end of 1998 after a 24year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the boards of the Reich & Tang Funds, Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs, where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.

The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.

Jack M. Fields, Trustee. Mr. Fields has been a member of the Board of Trustees of the other Invesco Funds since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Dr. Prema Mathai-Davis, Trustee. Dr. Mathai-Davis has been a member of the Board of Trustees of the other Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Dr. Larry Soll, Trustee. Dr. Soll has been a member of the Board of Trustees of the other Invesco Funds since 1997. Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as a treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Funds.

Hugo F. Sonnenschein, Trustee. Mr. Sonnenschein has been a member of the Board of Trustees of the other Invesco Funds since 2010. Mr. Sonnenschein is the President Emeritus and an Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Sonnenschein’s experience in academia and in running a university, and his experience as a director of investment companies benefits the Funds.

Raymond Stickel, Jr., Trustee. Mr. Stickel, Jr. has been a member of the Board of Trustees of the other Invesco Funds since 2005. Mr. Stickel retired after a 35-year career with Deloitte & Touche (the “Firm”). For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Suzanne H. Woolsey, Trustee. Ms. Woolsey has been a member of the Board of Trustees of the other Invesco Funds since 2014. Ms. Woolsey is the Chief Executive Officer of Woolsey Partners LLC. She was formerly the chief operating officer and chief communications officer at the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council from 1993 to 2003. Ms. Woolsey served as trustee to the former Van Kampen investment companies from 2003 to 2010. She continued to serve as trustee or managing general partner to certain Invesco closed-end funds, Invesco Senior Loan Fund, and Invesco Exchange Fund following the acquisition of the Van Kampen family of funds in 2010. Ms. Woolsey also served as an independent director to the Fluor Corporation, a multi-billion dollar global engineering, construction, and management company from 2004 to 2014. Additionally, she served as independent director to the Neurogen Corporation, which is a publicly traded small molecule drug design company, from 1998 to 2006.

The Board believes that Ms. Woolsey’s experience as an independent director of numerous organizations benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight committees (as further described below) (the “Committees”). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the valuation of securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio.

The Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements. In addition, the Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Compensation of Trustees

Each Trustee who is not an employee or officer of the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds, for which he or she serves as a trustee, that consists an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain Committees receive additional compensation for their services. Compensation received by the Trustees of the Funds as of fiscal year ended February 28, 2015 is shown on Annex B hereto.

Pre-Amendment Retirement Plan for Trustees. The Trustees have adopted a retirement plan for the Trustees who are not affiliated with the Adviser. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

Annual retirement benefits are available from the Funds and/or the other funds in the Invesco Fund Complex, for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan. The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the

benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements. Edward K. Dunn and Carl Frischling (former Trustees of funds in the Invesco Fund Complex), Messrs. Bunch, Crockett, Fields, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other fund in the Invesco Fund Complex from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair), Dr. Larry Soll and Ms. Suzanne Woolsey. The Audit Committee held seven meetings during the twelve months ended February 28, 2015. The Audit Committee’s charter is available at www.invesco.com/us.

The Audit Committee’s primary purposes are to:

•	Oversee qualifications, independence and performance of the independent registered public accountants ;

•	Appoint independent registered public accountants for the Funds;

•	Pre-approve all permissible audit and non-audit services that are provided to the Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	Pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Adviser and certain other affiliated entities;

•	Review the audit and tax plans prepared by the independent registered public accountants;

•	Review the Funds’ audited financial statements;

•	Review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;

•	Review the process for preparation and review of the Funds’ shareholder reports;

•	Review certain tax procedures maintained by the Funds;

•	Review modified or omitted officer certifications and disclosures;

•	Review any internal audits of the Funds;

•	Establish procedures regarding questionable accounting or auditing matters and other alleged violations;

•	Set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and

•	Remain informed of (a) the Funds’ accounting systems and controls; (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements; and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

Compliance Committee

The members of the Compliance Committee are Messrs. Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair). The Compliance Committee held five meetings during the twelve months ended February 28, 2015.

The Compliance Committee is responsible for:

•	Recommending to the Board and its independent trustees the appointment, compensation and removal of the Funds’ CCO;

•	Recommending to the independent trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc.;

•	Reviewing any compliance review report prepared for the Funds by a third party who is not an interested person of the Adviser;

•	Reviewing all reports on compliance matters from the Funds’ CCO, Advisers’ CCO, and the Funds’ Senior Officer;

•	Reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures;

•	Overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act;

•	Reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman;

•	Risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and

•	Overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO and/or the Senior Officer.

Governance Committee

The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice-Chair), Hugo F. Sonnenschein, Dr. Prema Mathai-Davis and Ms. Woolsey. The Governance Committee held six meetings during the twelve months ended February 28, 2015. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee is responsible for:

•	Nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees and (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders;

•	Nominating the Chair of the Board;

•	Monitoring the composition of the Board and each committee of the Board, including reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased;

•	Recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each committee;

•	Reviewing and recommending the amount of compensation payable to the independent trustees;

•	Overseeing the selection of and compensation paid to independent legal counsel to the independent trustees;

•	Reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and

•	Reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Fund’s Secretary the nomination in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Arch, , Bunch (Chair), Crockett, Dammeyer (Vice-Chair), Dowden, Fields (Vice-Chair), Martin L. Flanagan, Sonnenschein (Vice-Chair), Stickel, Philip A. Taylor, Ms. Woolsey and Drs. Mathai-Davis and Soll. The Investments Committee held six meetings during the twelve months ended February 28, 2015.

The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to review all proposed and existing advisory and sub-advisory arrangements for the Funds and recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for:

•	Reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly;

•	Reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

•	Evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;

•	Being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and

•	Such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Sonnenschein (Vice-Chair), and Dr. Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 28, 2015.

The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are (a) to address issues requiring action or oversight by the Board of the Funds (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Board of each Fund.

The Valuation, Distribution and Proxy Oversight Committee is responsible for:

With regard to valuation:

•	Developing an understanding of the valuation process and the Funds’ Pricing Procedures;

•	Reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto;

•	Reviewing the reports described in the Pricing Procedures and other information from the Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto;

•	Receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board;

•	Upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues;

•	Reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from the Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Adviser and making reports and recommendations to the full Board with respect thereto; and

•	Overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues.

With regard to distribution and marketing:

•	Developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution;

•	Reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto; and

•	Reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Houston Funds and making recommendations to the full Board with respect thereto.

With regard to proxy voting:

•	Overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by the Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto;

•	Reviewing the Guidelines and the Proxy Procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto; and

•	In implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

FUNDAMENTAL RESTRICTION PROPOSAL

Shareholders of the Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, and Invesco Quality Municipal Income Trust will vote to eliminate the fundamental restriction in each Fund prohibiting the investment in investment companies.

The shareholders of the Invesco Bond Fund are being asked to eliminate the fundamental restriction that states the Fund may not “[i]nvest in securities of any other investment company or investment trust.”

The shareholders of the Invesco Municipal Income Opportunities Trust are being asked to eliminate the fundamental restriction that states that the Fund may not “[p]urchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.”

The shareholders of the Invesco Quality Municipal Income Trust are being asked to eliminate the fundamental restriction that states the Fund may not “[p]urchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commissions, is involved and only if immediately thereafter not more than (i) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company and (ii) 10% of the Fund’s total assets would be invested in such securities”

The proposed elimination of the fundamental restriction of each Fund will provide additional diversified investment opportunities to meet investment objectives by permitting the Funds to invest in investment companies. For instance, upon shareholder approval, the Funds may invest overnight cash balances in money market funds and may use a mutual fund meeting the investment criteria as a diversified investment opportunity. The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Each Fund will nevertheless remain subject to the restrictions under Section 12(d) of the 1940 Act, and rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies. Additionally, as the other Invesco-branded open-end and closed-end funds do not have the fundamental restriction, the Funds may achieve certain operational efficiencies across the Invesco Fund Complex. Finally, each Fund historically and voluntarily adopted the fundamental restriction. The fundamental restrictions are not required by the Investment Company Act of 1940, as amended (“1940 Act”), or any other state or federal law. The fundamental restrictions are unneeded and unduly burdensome on the Funds.

Importantly, the investment objectives and principal investment strategies of each Fund will not change; therefore, it is not anticipated that the Fundamental Restriction Proposal will materially change the manner in which the Fund currently is managed and operated, or the material risks currently associated with investing in the Fund.

THE BOARD RECOMMENDS A VOTE “FOR” THE FUNDAMENTAL RESTRICTION PROPOSAL.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr —1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President,

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
		Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only).

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd.; Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust only).

Crissie Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds, Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record more than 5% of the Common Shares or Preferred Shares of a Fund are set forth in Annex C. To the knowledge of each Fund, no other persons owns, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of December 31, 2014, Trustee(s) owned, directly or beneficially, Common Shares or Preferred Shares of a Fund and beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the New York Stock Exchange (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares. Based on a review of these forms furnished to each Fund, each Fund believes, to the best of its knowledge, that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ending February 28, 2016. The Funds do not know of any direct or indirect financial interest of PwC in the Funds.

It is not expected that representatives of PWC will attend the Meeting. In the event representatives of PWC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 16 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC. The Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to each Fund.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E. All of the audit services for the fiscal years ended February 28, 2015 and February 28, 2014 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 28, 2015 and February 28, 2014 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E. All of the tax services for the fiscal years ended February 28, 2015 and February 28, 2014 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Election of Trustees Proposal will be borne by the Funds. To the extent the expenses are not billed by a Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist in any additional proxy solicitation. The estimated cost of solicitation by Computershare is approximately $1,200 per Fund.

Additional proxy solicitation expenses associated with the Fundamental Restriction Proposal will be borne by the Adviser.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2016 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund’s Secretary at the Fund’s principal executive offices by March 10, 2016, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2016 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 28, 2016 and not later than May 28, 2016. Notwithstanding the foregoing, if notice of a shareholder proposal is received on or after May 28, 2016, the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary

July     , 2015

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on August 26, 2015, at 11:00 a.m. Eastern Daylight time. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, VLT and OIA, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,380,951.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,310.00
Invesco Bond Fund	VBF	11,377,069.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,856,921.57	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,883.00
Invesco Dynamic Credit Opportunities Fund	VTA	74,094,284.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,250.00
Invesco High Income Trust II	VLT	8,118,429.20	None	Not Applicable
Invesco Municipal Income Opportunities Trust	OIA	47,425,493.64	None	Not Applicable
Invesco Municipal Opportunity Trust	VMO	67,393,046.80	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,676.00
Invesco Municipal Trust	VKQ	55,320,227.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,628.00
Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,301.00
Invesco Quality Municipal Income Trust	IQI	52,883,797.34	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,139.00
Invesco Senior Income Trust	VVR	180,036,160.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,250.00
Invesco Trust for Investment Grade Municipals	VGM	54,225,296.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,733.00
Invesco Trust for Investment Grade New York Municipals	VTN	19,459,258.17	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904.00
Invesco Value Municipal Income Trust	IIM	47,027,953.32	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,431.00

(1)	As of the Record Date.

A-1

ANNEX B

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2014, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustee	Aggregate Compensation from the Funds(1)(2)	Estimated Annual Benefits from Invesco Fund Complex Upon Retirement(3)	Total Compensation from Invesco Fund Complex(4)
Independent Trustees(4)
David C. Arch	$52,845	$205,000	$384,500
James T. Bunch	15,212	205,000	356,800
Bruce L. Crockett	27,183	205,000	661,000
Rodney F. Dammeyer	14,128	205,000	332,100
Albert R. Dowden	15,193	205,000	372,900
Jack M. Fields	14,236	205,000	345,700
Prema Mathai-Davis	15,359	205,000	372,900
Larry Soll	15,360	226,783	372,900
Hugo F. Sonnenschein	53,969	205,000	411,700
Raymond Stickel, Jr.	16,483	205,000	400,100
Suzanne H. Woolsey(5)	131,830	—	253,500

(1)	Amounts shown are based on the fiscal year ended February 28, 2015. The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended February 28, 2015, including earnings, was $116,529. The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Fund	Arch	Bunch	Crockett	Dammeyer	Dowden	Fields	Mathai-Davis	Soll	Sonnenschein	Stickel	Woolsey
VKI	$4,197.43	$867.14	$1,535.89	$803.53	$855.47	$803.53	$867.14	$867.14	$4,274.76	$930.76	$11,406.78
VBF	2,190.66	736.76	1,304.10	682.80	726.84	682.80	736.76	736.76	2,256.32	790.74	5,415.14
VCV	4,624.49	904.14	1,604.72	837.79	891.98	837.79	904.14	904.14	4,901.66	970.49	12,699.28
VTA	6,393.68	1,033.95	1,829.55	958.25	1,020.01	958.25	1,033.95	1,033.95	6,485.86	1,109.63	16,982.87
VLT	1,744.96	699.04	1,238.25	647.85	689.63	647.85	699.04	699.04	1,887.46	750.23	4,091.50
OIA	1,427.53	1,626.99	3,346.50	1517.19	1,660.18	1,549.13	1,751.54	1,670.93	2,108.73	1,792.52	669.95
VMO	6,044.90	1,020.76	1,810.45	945.78	1,007.00	945.78	1,020.73	1,020.73	6,242.79	1,095.66	16,838.80
VKQ	5,223.31	951.83	1,686.01	881.97	939.03	881.97	951.83	951.83	5,308.22	1,021.69	14,420.64
VPV	3,173.58	781.65	1,384.20	724.35	771.13	724.35	781.65	781.65	3,243.26	838.96	8,392.57
IQI	1,681.31	1,916.90	4,706.07	1787.29	1,955.56	1,824.71	2,077.36	1,968.24	2,506.35	2,111.65	796.93
VVR	6,205.15	1,004.18	1,777.10	930.65	990.64	930.65	1,004.18	1,004.18	6,294.68	1,077.71	17,009.02
VGM	5,308.90	957.81	1,696.71	887.51	944.93	887.51	957.81	957.81	5,394.34	1,028.10	14,642.95
VTN	2,919.15	761.08	1,349.91	705.28	750.84	705.28	761.08	761.08	3,157.44	816.87	7,652.67
IIM	1,710.32	1,950.00	4,582.20	1818.14	1,989.30	1,856.19	2,124.91	2,002.21	2,668.70	2,148.08	810.92

(2)	The Funds do not accrue or pay retirement or pension benefits to the Trustees as of the date of this Joint Proxy Statement. Pursuant to the retirement plan of funds in the Fund Complex overseen by the Houston Board, which was amended as of December 31, 2013 to convert to a defined contribution plan, estimated annual benefits upon retirement payable by such funds to Trustees is as follows: David C. Arch: $205,000; James T. Bunch: $205,000; Bruce L. Crockett: $205,000; Rodney F. Dammeyer: $205,000; Albert R. Dowden: $205,000; Jack M. Fields: $205,000; Prema Mathai-Davis: $205,000; Larry Soll: $226,779; Hugo F. Sonnenschein: $205,000; Raymond Stickel, Jr.: $205,000; and Suzanne Woolsey: $ . Such amounts represent the estimated annual benefits payable by such funds upon the Trustees’ retirement and assumes each Trustee will serve until his or her normal retirement date. These amounts are payable by other funds in the Fund Complex and not by the Funds.
(3)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.
(4)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.
(5)	Ms. Suzanne H. Woolsey received an aggregate $100,000 for her efforts to facilitate the consolidations of boards of trustees that occurred in 2014.

1

ANNEX C

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VKI	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Preferred	Citibank 399 Park Avenue New York, NY 10022

VBF	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302

VCV	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	Charles Schwab

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
2423 East Lincoln Drive Phoenix, AZ 85016
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086
	Preferred	Citibank 399 Park Avenue New York, NY 10022

VTA	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Stifel, Nicolaus & Company, Incorporated 501 North Broadway St. Louis, MO 63102
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Preferred	Citibank 399 Park Avenue New York, NY 10022

VLT	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	TD Ameritrade 1005 Ameritrade Place Bellevue, NE 68005
	Common	First Clearing 2801 Market Street St. Louis, MO 63103

OIA	Common	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259
	Common	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	Edward D. Jones & Company 12555 Manchester Rd. Bellevue, NE 68005
	Common	TD Ameritrade

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
1005 Ameritrade Place St. Louis, MO 63131
VMO	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017

VKQ	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086
	Preferred	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104

VPV	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Preferred	The Bank of New York Mellon 525 William Penn Place

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
Pittsburgh, PA 15259
IQI	Common	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231
	Common	The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259
	Common	First Clearing, LLC 2801 Market Street St. Louis, MO 63103
	Common	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Preferred	The Bank of New York Mellon/Wells Fargo One Wall Street New York, NY 10286

VVR	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Preferred	Citibank 399 Park Avenue New York, NY 10022

VGM	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VTN	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259
	Common	First Clearing 2801 Market Street St. Louis, MO 63103
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016
	Common	Pershing 1 Pershing Plaza Jersey City, NJ 07399
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086
	Preferred	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259

IIM	Common	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231
	Common	National Financial Services 499 Washington Boulevard Jersey City, NJ 07310
	Common	First Clearing LLC 2801 Market Street St. Louis, MO 63103
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246
	Common	TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005
	Preferred	JP Morgan Chase/Municipal Dealer 500 Stanton Christina Rd. Ops 4 Floor 3 Newark, DE 19713-2017

ANNEX D

TRUSTEE AND NOMINEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee or Nominee listed below as of December 31, 2014. The percentage of each Trustee’s Common Shares to the total Common Shares outstanding for a Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding. No Trustee or Nominee owns Preferred Shares.

Fund	VKI	VBF	VCV	VTA	VLT	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM
Independent Trustees and Nominees
Arch	500.00	500.00	—	500.00	219.12	—	1,777.00	1,126.39	—	—	500.00	637.00	—	—
Bunch	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Crockett	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dammeyer	149,655.782	—	137,014.046	—	—	202,249.000	126,969.957	212,104.474	—	—	—	153,571.217	—	—
Dowden	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Fields	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mathai-Davis	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Soll	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sonnenschein	1,385.00	—	—	—	—	—	1,602.11	688.00	1,151.00	—	—	247.00	—	—
Stickel	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Woolsey	394.00	248.00	—	373.00	272.00	—	360.00	360.00	—	—	896.00	685.63	—	—
Interested Trustees and Nominees
Flanagan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Taylor	—	—	—	—	—	—	—	—	—	—	—	—	—	—

As of December 31, 2014, the Trustees, Nominees and executive officers as a group owned less than 1% of a class of shares of any Fund.

D-1

ANNEX D

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2014.

Fund	VKI	VBF	VCV	VTA	VLT	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex
Interested Trustees
Flanagan	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Taylor	—	—	—	—	—	—	—	—	—	—	—	—	—	—	$1 - $10,000
Independent Trustees
Arch	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	—	$10,001- $50,000	$10,001- $50,000	—	—	$1- $10,000	$1- $10,000	—	—	Over $100,000
Bunch	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000(1)
Crockett	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000(1)
Dammeyer	Over $100,000	—	Over $100,000	—	—	Over $100,000	Over $100,000	Over $100,00	—	—	—	Over $100,000	—	—	Over $100,000
Dowden	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Fields	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000(1)
Mathai-Davis	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000(1)
Soll	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000(1)
Sonnenschein	$10,001- $50,000	—	—	—	—	—	$10,001- $50,000	$1- $10,000	—	—	$1- $10,000	$1- $10,000	—	—	Over $100,000
Stickel	—	—	—	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Woolsey	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	—	—	$1- $10,000	$10,001- $50,000	—	—	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

D-2

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(1)

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2015

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$40,900	$0	$4,043	$0	$4,043	$44,943
VBF	34,500	0	7,125	0	7,125	41,625
VCV	40,900	0	7,043	0	7,043	47,943
VTA	67,950	12,000	8,510	0	20,510	88,460
VLT	34,500	0	8,125	0	8,125	42,625
OIA	40,900	0	5,043	0	5,043	45,943
VMO	40,900	0	7,043	0	7,043	47,943
VKQ	40,900	0	7,043	0	7,043	47,943
VPV	40,900	0	4,043	0	4,043	44,943
IQI	40,900	0	7,043	0	7,043	47,943
VVR	67,950	12,000	5,300	0	17,300	85,250
VGM	40,900	0	4,043	0	4,043	44,943
VTN	40,900	0	6,043	0	6,043	46,943
IIM	40,900	0	7,043	0	7,043	47,943

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2014

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total Non-Audit Fees	Total Fees
VKI	$39,100	$0	$8,165	$1,923	$10,088	$49,188
VBF	33,500	0	6,870	1,923	8,793	42,293
VCV	39,100	0	8,165	1,923	10,088	49,188
VTA	58,175	16,545	4,550	1,923	23,018	81,193
VLT	33,500	0	14,370	1,923	16,293	49,793
OIA	39,100	0	26,165	0	26,165	65,265
VMO	39,100	0	35,565	1,923	37,488	76,588
VKQ	39,100	0	31,315	1,923	33,238	72,338
VPV	39,100	0	8,165	1,923	10,088	49,188
IQI	39,100	0	28,765	0	28,765	67,865
VVR	58,175	16,545	4,550	1,923	23,018	81,193
VGM	39,100	0	8,165	1,923	10,088	49,188
VTN	39,100	0	20,915	1,923	22,838	61,938
IIM	39,100	0	35,565	0	35,565	74,665

(1)	PwC billed for non-audit services rendered that were required to be pre-approved by each Registrant’s Audit Committee in the amount of $574,000 and $574,000 for the fiscal year ended February 28, 2015 and February 28, 2014, to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”). Including the fees for services not required to be pre-approved by each Registrant’s Audit Committee, PwC billed aggregate non-audit fees of $4,009,694 and $1,645,309 for the fiscal year ended February 28, 2015 and February 28, 2014, for non-audit services rendered to the Covered Entities.
(2)	Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable term municipal preferred shares and line of credit compliance.
(3)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

E-1

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO QUALITY MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 26, 2015

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby revokes all previous proxies for his/her Preferred Shares of the Fund and appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Kevin Lyman, Amanda Roberts, and Seba P. Kurian, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on August 26, 2015, at 11:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date Pref_IQI-25716_062514

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 26, 2015

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-26688

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:  ¢

1a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR ALL” each of the nominees listed:		FOR ALL	WITHOLD ALL	FOR ALL EXCEPT

	01. James T. Bunch	02. Bruce L. Crockett	☐	☐	☐
	03. Rodney F. Dammeyer	04. Jack M Fields
05. Martin L. Flanagan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR ALL” the nominees listed:		FOR	WITHOLD

	01. David C. Arch		☐	☐

2.	For Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, and Invesco Quality Municipal Income Trust to eliminate the fundamental restriction prohibiting investments in investment companies, as reflected in the respective registration statements. – The Board recommends a vote “FOR” the proposal.		FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Pref_25716-4D_062514